                                                                     Exhibit 21

                          SUBSIDIARIES OF REGISTRANT

   The registrant's principal affiliates as of January 17, 2002, are listed below.

                                                                                  Percentage of voting
                                                             State or country of securities directly or
                                                             incorporation or     indirectly owned by
                                                             organization              registrant
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Australia Group Holdings Pty Ltd............ Australia                    100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Australia Holdings Pty Ltd.................. Australia                    100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Australia Ltd............................... Australia                    100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard (Canada) Ltd................................ Canada                       100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Cervin Sarl................................. Switzerland                  100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard (China) Investment Ltd...................... China                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Computadores Ltd............................ Brazil                       100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Computer Products (Shanghai) Co., Ltd....... China                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Delaware, Inc............................... Delaware                     100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Delaware Holding, Inc....................... Delaware                     100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard de Mexico S.A. de C.V....................... Mexico                       100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Equity Spain ETVE, S.L...................... Spain                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Espanola, S.A............................... Spain                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Europe B.V.................................. The Netherlands              100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Finance Company............................. California                   100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard France...................................... France                       100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard France Capital.............................. France                       100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Global Holdings B.V......................... The Netherlands              100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard GmbH........................................ Germany                      100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Holding Gmbh................................ Germany                      100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Iberia Holding, S.L......................... Spain                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard India Pte. Ltd.............................. India                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard (India) Software Operation Pte. Ltd......... India                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard International B.V........................... The Netherlands              100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard International Bank Plc...................... Ireland                      100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard International Pte. Ltd...................... Singapore                    100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Ireland (Holdings) Ltd...................... Ireland                      100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Japan, Ltd.................................. Japan                        100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Leman Sarl.................................. Switzerland                  100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Ltd......................................... U.K.                         100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard (Manufacturing) Ltd......................... Ireland                      100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Manufacturing (Thailand) Co. Ltd............ Thailand                     100%
-------------------------------------------------------------------------------------------------------
Hewlett-Packard Marigalante Ltd............................. Cayman Islands               100%
-------------------------------------------------------------------------------------------------------

                                                                                       Percentage of voting
                                                             State or country of      securities directly or
                                                             incorporation or          indirectly owned by
                                                             organization                   registrant
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Mercator B.V................................ The Netherlands                   100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Nederland Investments B.V................... The Netherlands                   100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Participacoes S.A........................... Brazil                            100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Products C.V................................ The Netherlands                   100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Singapore Pte. Ltd.......................... Singapore                         100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard Start B.V................................... The Netherlands                   100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard United B.V.................................. The Netherlands                   100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard West Indies Ltd............................. Cayman Islands                    100%
------------------------------------------------------------------------------------------------------------
Hewlett-Packard World Trade, Inc............................ Delaware                          100%
------------------------------------------------------------------------------------------------------------
Apollo Consumer Products, Ltd............................... Mauritius                         100%
------------------------------------------------------------------------------------------------------------
Bonnaterre N.V.............................................. The Netherlands Antilles          100%
------------------------------------------------------------------------------------------------------------
Hanover Asia Pacific Investments Ltd........................ Mauritius                         100%
------------------------------------------------------------------------------------------------------------
Inter Initia--Comercio Internacional e Servicios Limitada... Portugal                          100%
------------------------------------------------------------------------------------------------------------
Lomba Finance B.V........................................... The Netherlands Antilles          100%
------------------------------------------------------------------------------------------------------------
Lomba Holding B.V........................................... The Netherlands Antilles          100%
------------------------------------------------------------------------------------------------------------
Perlina Corporation N.V..................................... The Netherlands Antilles          100%
------------------------------------------------------------------------------------------------------------
Runway Corporation N.V...................................... The Netherlands Antilles          100%
------------------------------------------------------------------------------------------------------------
Technologies & Participations............................... France                            100%
------------------------------------------------------------------------------------------------------------

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